Old Second

Old Second Bancorp, Inc.

Loan Portfolio Disclosures

As of December 31, 2020

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Old Second

Some of the statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements can be identified by words such as: "expect," "opportunity," "anticipate," "focus," "intend," "plan," "seek," "believe," "may," "should," "will," "projected" and similar references to future periods. Pro forma financial information is not a guarantee of future results and is presented for informational purposes only. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. All forward-looking statements speak only as of the date of this presentation. We do not undertake any duty to update any forward-looking statement made herein. Risk factors include, without limitation:

- the impact of the recent outbreak of the novel coronavirus, or COVID-19, on our business, including the impact of the actions taken by governmental authorities to try and contain the virus or address the impact of the virus on the U.S. economy (including, without limitation, the Coronavirus Aid, Relief and Economic Security Act, or the CARES Act), and the resulting effect of these items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers;
- negative economic conditions that adversely affect the economy, real estate values, the job market and other factors nationally and in our market area, in each case that may affect our liquidity and the performance of our loan portfolio;
- the financial success and viability of the borrowers of our commercial loans;
- changes in U.S. monetary policy, the level and volatility of interest rates, the capital markets and other market conditions that may affect, among other things, our liquidity and the value of our assets and liabilities;
- ability to use technology to provide products and services that will satisfy customer demands and create efficiencies in operations;
- adverse effects on our information technology systems resulting from failures, human error or cyberattacks;
- adverse effects of failures by our vendors to provide agreed upon services in the manner and at the cost agreed, particularly our information technology vendors and those vendors performing a service on the Company's behalf;
- the impact of any claims or legal actions, including any effect on our reputation;
- losses incurred in connection with repurchases and indemnification payments related to mortgages;
- the soundness of other financial institutions and other counter-party risk;
- changes in accounting standards, rules and interpretations and the impact on our financial statements;
- changes to our key methodology assumptions underlying the determination of our allowance for credit losses;
- our ability to receive dividends from our subsidiaries;
- a decrease in our regulatory capital ratios;
- risks associated with actual or potential litigation or investigations by customers, regulatory agencies or others;
- legislative or regulatory changes, particularly changes in regulation of financial services companies;
- negative changes in our capital position;
- the adverse effects of events such as outbreaks of contagious disease, war or terrorist activities, or essential utility outages, including deterioration in the global economy, instability in credit markets and disruptions in our customers' supply chains and transportation; and
- changes in trade policy and any related tariffs.

These and other factors are representative of risk factors that may emerge and could cause a difference between an ultimate actual outcome and a forward-looking statement. See Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q, or disclosed in other documents filed or furnished by us to the SEC after the date of the Annual Report, for a description of additional risk factors that may affect actual outcomes. The inclusion of this forward-looking information should not be construed as a representation by us or any person that future events, plans, or expectations contemplated by us will be achieved. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Loan Portfolio Composition

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Loan Portfolio Characteristics	
Balance Outstanding (000's)	$2,034,851
Total Commitment (000's)	$2,475,204
Average Loan Commitment	$325,078
Number of Active Payment Deferrals /Modifications	51
Payment Modification Rate (% of Total Commitment)[1]	1.40%

Geography*



NY 2%
MI 2%
CA 3%
WI 3%
IN 4%
Other States 9%
IL 77%

*Based on primary property collateral if available, otherwise borrower address.

Loan Type



Commercial 24%
CRE Investor 24%
CRE Owner Occupied 14%
Other* 2%
Res Investor 2%
Res Owner Occupied 5%
Construction 6%
HELOC 9%
Leases 6%
Multi-Family 8%

Funded Draws & Line Utilization Rate [3]



54.91%
54.99%
51.99%
52.85%
53.25%
53.61%
53.64%
53.00%
53.77%
$436,619
$470,100
$427,715
$426,283
$418,535
$420,170
$423,990
$412,344
$420,198
12/31/2019
3/31/2020
6/30/2020
7/31/2020
8/31/2020
9/30/2020
10/31/2020
11/30/2020
12/31/2020
Total Outstanding (000s)
% Utilized

(1) Active modifications excluding $74.1 million in PPP loans
(2) Based on primary property collateral if available, otherwise Borrower address.
(3) Data for construction loans, HELOCs and commercial lines of credit

Commercial and Industrial

Commercial and Industrial Portfolio Characteristics	
Balance Outstanding (000's)	$407,159
Total Commitment (000's)	$624,483
Average Loan Commitment	$539,743
Number of Active Payment Deferrals /Modifications	1
Payment Modification Rate (% of Total Commitment)*	0.04%*
Weighted Average Seasoning	3.63 years

*Excludes $74.1 million in PPP loans

Commercial and Industrial Portfolio Characteristics

- Lending focused on full relationship, small and middle market businesses
- Well diversified by industry with limited exposure to Accommodation and Food Services and Entertainment industries
- Repayment analysis based on primary operating cash flow, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated Leasing, C&I, Healthcare and Professional Service lending teams
- Modest exposure to syndicated or leveraged loans



Geography*
WI 1%
IL - Other 2%
Kendall County (IL) 2%
MA 3%
Other States 6%
MI 4%
NY 5%
IN 8%
Will County (IL) 6%
DuPage County (IL) 11%
Cook County (IL) 24%
Kane County (IL) 28%



Industry
Agriculture 2%
Transportation 3%
Wholesale 13%
Construction 10%
Entertainment 2%
Service 9%
Retail 4%
IT, Finance, Insurance 21%
Religious Organizations < 1%
Real Estate 4%
Organizations 3%
Medical and Social Services 9%
Manufacturing 17%
Leasing (non-real estate) 3%

*Based on primary property collateral if available, otherwise borrower address.

Leasing

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Leasing Portfolio Characteristics	
Balance Outstanding (000's)	$141,601
Total Commitment (000's)	$142,228
Average Loan Commitment	$157,332
Number of Active Payment Deferrals /Modifications	11
Payment Modification Rate (% of Total Commitment)	2.24%
Weighted Average Seasoning	1.41 years

Leasing Portfolio Characteristics

- Dedicated Leasing Service lending team
- Well diversified by industry and by geography with minimal exposure to high risk industries.
- Leases over $1MM are underwritten by the Bank's centralized credit department and are reviewed by senior management.

Geography



IL 13%
TX 11%
CA 8%
MS 6%
AZ 6%
MA 5%
PA 4%
TN 3%
FL 3%
NJ 3%
NY 3%
AL 3%
KY 2%
NM 2%
Other States (exposure < $3MM) 28%

Industry



Wholesale 4%
Agriculture 8%
Construction 37%
Entertainment < 1%
Leasing (non-real estate) 7%
Manufacturing 14%
Medical and Social Services 0%
Retail 1%
Service 7%
Transportation 21%

CRE Owner-Occupied

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CRE Owner-Occupied Portfolio Characteristics	
Balance Outstanding (000's)	$333,070
Total Commitment (000's)	$345,336
Average Loan Commitment	$563,354
Number of Active Payment Deferrals /Modifications	14
Payment Modification Rate (% of Total Commitment)	2.73%
Weighted Average Seasoning	6.43 years

CRE Owner-Occupied Portfolio Characteristics

- Lending focused on full relationship, small and middle market businesses
- Well diversified by industry with limited exposure to the Accommodation and Food Service and Entertainment industries
- Repayment analysis based on primary operating cash flow, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated C&I, Healthcare and Professional Service lending teams



Geography*
IL - Other 4%
Out of State 3%
Kendall County (IL) 5%
Cook County (IL) 29%
DuPage County (IL) 14%
Will County (IL) 17%
Kane County (IL) 28%

*Based on primary property collateral if available, otherwise borrower address.



Industry
Wholesale 4%
Transportation 1%
Organizations 1%
Real Estate 9%
Religious Organizations 17%
Medical and Social Servic 7%
Retail 15%
Manufacturing 9%
IT, Finance, Insurance 1%
Gas Stations 4%
Entertainment 11%
Service 14%
Construction 4%
Agriculture 3%

Investor CRE

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Investor CRE Portfolio Characteristics	
Balance Outstanding (000's)	$582,042
Total Commitment (000's)	$597,331
Average Loan Commitment	$1,711,549
Number of Active Payment Deferrals /Modifications	5
Payment Modification Rate (% of Total Commitment)	0.93%
Weighted Average Seasoning	4.11 years

Investor CRE Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship with full recourse
- Well diversified by property type with limited exposure to high-risk real estate sectors (Hotels, Restaurants, Recreational, "Big Box" Retail)
- Repayment analysis based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Secured by seasoned properties with stabilized cash flow
- Dedicated CRE and Healthcare lending teams


Geography*
IN 2%
IL - Other 3%
Other States 4%
MN 2%
CT 2%
OH 2%
Lake County (IL) 3%
MI 5%
CA 5%
WI 6%
Kane County (IL) 7%
Will County (IL) 8%
DuPage County (IL) 17%
Cook County (IL) 34%

*Based on primary property collateral if available, otherwise borrower address.


CRE Type
Storage 3%
Hotel 2%
Industrial 16%
Mixed Use 5%
Nursing Home/ Senior Housing 23%
Office 25%
Other 1%
Retail 25%

Investor CRE - Retail

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CRE Non-Owner Occupied Retail Portfolio Characteristics	
Balance Outstanding (000's)	$149,291
Total Commitment (000's)	$150,630
Average Loan Commitment	$1,344,912
Number of Active Payment Deferrals /Modifications	1
Payment Modification Rate (% of Total Commitment)	1.28%
Weighted Average Seasoning	6.35 years

CRE Non-Owner Occupied Retail Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship with full recourse
- Limited exposure to "Big Box" Retail
- Repayment based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Secured by seasoned properties with stabilized cash flow
- Dedicated CRE lending head

Geography*



IL - Other
2%
Other State
11%
Mason County (IL)
5%
Lake County (IL)
6%
Cook County (IL)
32%
Will County (IL)
8%
WI
10%
Kane County (IL)
14%
DuPage County
(IL)
12%

*Based on primary property collateral if available, otherwise borrower address.

Retail Type



Retail "Big Box"
9%
Stris Center, anchored
14%
Retail
"Mid
Box"
6%
Strip Center, no anchor
23%
Retail "Small Box"
20%
Chain
Restaurant
8%
Walgreens
19%
Other Restaurant
1%

Investor CRE - Office

CRE Non-Owner Occupied Office Portfolio Characteristics	
Balance Outstanding (000's)	$138,788
Total Commitment (000's)	$148,057
Average Loan Commitment	$1,827,866
Number of Active Payment Deferrals /Modifications	1
Payment Modification Rate (% of Total Commitment)	0.08%
Weighted Average Seasoning	3.94 years

CRE Non-Owner Occupied Office Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship with full recourse
- No exposure to downtown high-rise Office
- Repayment based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Secured by seasoned properties with stabilized cash flow
- Dedicated CRE lending head



Geography*
IL - Other 3%
Other States (IL) 2%
Kane County (IL) 3%
CO 4%
Will County (IL) 12%
Cook County (IL) 46%
DuPage County (IL) 30%



Office Type/ Size
<5,000 SF 2%
Medical 8%
> 50,000 SF 49%
5,000-50,000 SF 41%

*Based on primary property collateral if available, otherwise borrower address.

Multifamily

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Multifamily Portfolio Characteristics	
Balance Outstanding (000's)	$189,040
Total Commitment (000's)	$189,954
Average Loan Commitment	$867,369
Number of Active Payment Deferrals /Modifications	3
Payment Modification Rate (% of Total Commitment)	4.02%
Weighted Average Seasoning	4.43 years

Multifamily Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship
- No exposure to downtown high-rise Multifamily
- Repayment analysis based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated CRE head
- 88% of multifamily loans are secured by real estate in Illinois
- Limited non-recourse lending reflects stabilized properties with consistently strong operating results



Geography*
Other States 3%
DeKalb County 3%
DuPage County 7%
Kane County 4%
WI 11%
Cook County 67%

*Based on primary property collateral if available, otherwise borrower address.

Construction and Land Development

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C&D Portfolio Characteristics	
Balance Outstanding (000's)	$98,486
Total Commitment (000's)	$144,132
Average Loan Commitment	$1,253,322
Number of Active Payment Deferrals /Modifications	0
Payment Modification Rate (% of Total Commitment)	0.00%
Weighted Average Seasoning	1.41 years

C&D Portfolio Characteristics

- Lending focused on strong sponsorship with full recourse
- Well diversified by property type with limited exposure to high-risk real estate (i.e. Hotel, Recreational, "Big Box" Retail, large scale land development)
- Minimum of 25% hard equity required on all projects
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Internal funding controls to monitor projects with consistent site inspection

Geography*



FL 7%
IL - Other 5%
Kane County 2%
Lake County 5%
DuPage County 7%
CA 7%
WI 11%
IN 10%
Cook County 46%

Property Type



Storage 3%
Other 1%
Residential 14%
Multi-Family 22%
Owner-Occupied 12%
CRE - Retail 21%
CRE - Mixed Use 5%
CRE - Senior Living 7%
Land 15%

*Based on primary property collateral if available, otherwise borrower address.

Payment Modifications

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Payment Relief Program

- Adopted regulatory and accounting guidance to establish COVID-19 payment relief programs for retail and commercial borrowers in March
- Approximately one third of all payment relief modifications have been interest only, while the remaining are full payment deferral or require a modest payment that would otherwise not cover interest
- Of the loans actively on payment deferral as of 12/31/20, approximately 65% are the result of a payment relief extension.
- Of the loans that have had their payment modification term lapse, approximately 86% have returned to full payment as of 12/31/20.

	December 31, 2020				September 30, 2020			
in 000's	# of Loans	Total Commitment	% of Deferral Commitment	% of Total Commitment	# of Loans	Total Commitment	% of Deferral Commitment	% of Total Commitment
Total Portfolio (excluding PPP)		$2,402,783				$2,366,449		
Full Payment Deferral	413	$158,359			392	$157,651		
Interest Only	86	$72,949			76	$68,568		
Total Relief Program Loans	499	$231,308		9.63%	468	$226,219		9.56%
Full Payment Deferral	31	$20,026	8.66%		45	$17,470	7.72%	
Interest Only	2	$3,288	1.42%		13	$12,233	5.41%	
A. Loans in Extended Relief Program	33	$23,314	10.08%	0.97%	58	$29,703	13.13%	1.26%
Full Payment Deferral	4	$999	0.43%		17	$13,607	6.01%	
Interest Only	0	$0	0.00%		1	$125	0.06%	
B. Initial Relief Expired, Past Due or Ext. in Process	4	$999	0.43%	0.04%	18	$13,732	6.07%	0.58%
Full Payment Deferral	12	$3,360	1.45%		13	$6,003	2.65%	
Interest Only	2	$5,072	2.19%		7	$4,655	2.06%	
C. Loans in Initial Relief Program	14	$8,432	3.65%	0.35%	20	$10,658	4.71%	0.45%
Loans in Active Payment Relief Programs (A+B+C)	51	$32,745	14.16%	1.36%	96	$54,093	23.91%	2.29%
Loans Eligible for Payment Relief Extension (B+C)	18	$9,431	4.08%	0.39%	38	$24,390	10.78%	1.03%
Exited Payment Relief Program	448	$198,563	85.84%	8.26%	372	$172,125	76.09%	7.27%

Payment Modifications Continued

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Payment Relief Trends (000's)



$250,000
$200,000
$150,000
$100,000
$50,000
$0

	April	May	June	July	August	September	October	November	December
Resumed Payment*	$0	$0	$0	$82,108	$111,839	$172,125	$182,004	$182,882	$190,057
Additional Modification	$0	$0	$0	$11,220	$31,437	$29,704	$17,146	$27,372	$23,314
First Modification	$104,069	$176,833	$217,187	$137,561	$86,722	$24,390	$25,985	$12,836	$9,431

**Loans paid off are excluded from Resumed Payment totals*

Schedule of Active Modification Maturities



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-

	December (Past Due)	January	February	March	April	May	June	July
Additional Modification	$2,817	$10,780	$2,126	$1,072	$4,160	$2,321	$-	$38
First Modification	$1,060	$1,307	$5,200	$1,689	$-	$175		

Payment Modifications Continued

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Impact of Payment Relief on Credit Quality

- Credit management has assessed all loans coming off payment modification for appropriate risk rating classification.
- To date 34 loans have had a downgrade to either Special Mention or Substandard ratings totaling $31.6MM.
- 385 loans have returned to full payment and have had no material impact to their risk rating totaling $172.1MM.
- Additionally, 9 loans totaling $9MM, who had requested a second payment modification have had no material impact to their risk rating.
- Repayment analysis is based on several factors including the impact to earnings during the initial shutdown, on-going cash flow, projected cash flow, support from guarantors and participation in government stimulus programs.
- The Bank's Allowance for Credit Losses (ACL) reflects the anticipated impact of payment modifications on expected credit losses.


Downgrade to Substandard 5%
Paid-off 4%
First Modification (No rating change) 4%
Additional Modification (No rating change) 5%
Downgrade to Special Mention 8%
Returned to Payment (No rating change) 74%

Substandard Loan Migration

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Credit Management of Substandard Loans

- Total substandard (accruing and nonaccrual) loans, the most substantial component of the Bank's classified asset balance declined $3.9MM or 8.33% year over year. This was primarily the result of $15.2MM in balances fully repaid and another $4.3MM in repayment/curtailments received due to proactive Loss Mitigation efforts throughout the year.
- Reductions in substandard loan balances were offset by a $19.5MM in migration from pass or special mention (criticized) ratings throughout the course of 2020. Of this balance, $13.0MM (66.67%) were granted COVID relief modifications and $4.6MM (23.49%) had been designated special mention (criticized) as of 12/31/2019.



$50,000,000
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Charge-off/OREO
Upgraded
Paid Off
No Change
Downgraded - No COVID Modification
Downgraded - COVID Modification
Downgraded - Previously Criticized
No Change
12/31/2019
12/31/2020

SBA Payment Protection Program Loans

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SBA PPP Loans	
Balance Outstanding (000's)	$74,066
Total Commitment (000's)	$74,066
Average Loan Commitment	$173,052
Number of Loans over $2 million	6
Number of Loans under $150,000	337



Industry
Wholesale 5%
Agriculture 1%
Transportation 4%
Construction 15%
Service 15%
Entertainment 9%
IT, Finance, Insurance 1%
Retail 12%
Manufacturing 11%
Religious Organizations 1%
Medical and Social Services 23%
Real Estate 1%
Organizations...

SBA PPP Loans

- Largest loan funded was $4.89 million, with the balance of loans over $2 million totaling $20.55 million or 15.35% of total loans funded
- Balance of loans under $150,000 totaling $23.35 million or 15.03% of total loans funded
- $62.6MM in PPP loans have been fully forgiven, with $74.1MM remaining of the $136.7MM originated.

Industry	PPP Loans ($)	PPP Loans (#)	Average Loan Size	% Total
Medical and Social Services	$16,905,399.77	55	$307,370.90	22.82%
Service	$11,470,139.04	88	$130,342.49	15.49%
Construction	$11,085,000.00	42	$263,928.57	14.97%
Retail	$8,749,471.90	41	$213,401.75	11.81%
Manufacturing	$8,360,739.00	38	$220,019.45	11.29%
Entertainment	$6,997,000.00	46	$152,108.70	9.45%
Wholesale	$3,905,871.92	14	$278,990.85	5.27%
Transportation	$3,001,652.35	12	$250,137.70	4.05%
Religious Organizations	$985,200.00	19	$51,852.63	1.33%
IT, Finance, Insurance	$719,300.00	10	$71,930.00	0.97%
Real Estate	$681,869.89	22	$30,994.09	0.92%
Agriculture	$614,800.00	21	$29,276.19	0.83%
Organizations	$324,700.00	6	$54,116.67	0.44%
Gas Stations	$165,400.00	13	$12,723.08	0.22%
Leasing (non-real estate)	$99,600.00	1	$99,600.00	0.13%
Grand Total	**$74,066,143.87**	**428**	**$173,051.74**	**100.00%**

Allowance for Credit Losses (under CECL)

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Key methodology assumptions

- 1 year economic forecast utilized, assuming recessionary conditions reverting to long-term historical loss rates
- Key economic inputs include GDP and civilian unemployment
- Loss rates driven by portfolio risk characteristics, average remaining loan life, risk-grading and modeling methodology
- Loss-rate models utilizing static pool and migration methodologies for material Residential and Commercial pools, WARM methodology utilized for pools with limited loss data
- Methodology refinements within the HELOC and Consumer pools have resulted in lower reserve levels compared to previous periods

Economic Scenario

- Unemployment rate between 7.25% and 8.25% for the next twelve months, 6.25% to 8.00% for the life of loans
- Real GDP growth rate between -0.00 and 4.00% over the next twelve months
- Does not assume a return to business shutdowns as a result of a second wave and assumes additional government stimulus

ACL Pool	Outstanding Pooled Unguaranteed Loan Balance (000's)*	ALLL Balance (000s) 12/31/2019	ACL Pooled Balance (000's) 12/31/2020	Unfunded Commitment Reserve (000's) 12/31/2020
Commercial & Industrial	$279,464	$2,842 (0.88%)	$2,755 (0.99%)	$1,013
Construction	$97,002	$507 (0.73%)	$3,102 (3.20%)	$1,441
CRE Owner-Occupied	$323,001	$2,539 (0.86%)	$2,057 (0.64%)	$17
CRE Investor	$578,876	$5,554 (1.27%	$9,121 (1.58%)	$132
Leasing	$137,462	$1,070 (0.90%)	$3,008 (2.19%)	$0
Multifamily	$184,606	$1,248 (0.82%)	$3,247 (1.76%)	$2
Residential Owner-Occupied	$112,168	$1,198 (0.94%)	$2,698 (2.41%)	$28
Residential Investor	$54,487	$519 (0.84%)	$1,731 (3.18%)	$19
HELOC	$98,853	$1,122 (0.94%)	$1,858 (1.88%)	$338
Consumer	$1,030	$73 (0.57%)	$11 (1.02%)	$2
Total (includes reserves for individually analyzed loans and unallocated, not listed above)	$1,866,949	$19,789 (1.02%)	$33,855 (1.73%*)	$2,993

*Excludes $74.1 million in PPP loans and $22.3 million in CD secured and residential LHFS.

Key Performance Ratios

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Credit Quality - Overview

- Loan quality has remained strong over the last several years entering into the current economic environment as a result of conservative underwriting and experienced lending teams.
- Relationship managers continue to work with Borrowers requesting loan payment relief. Loan payment deferrals are reviewed weekly by management. Over 85% of Borrowers receiving at least 3 months of payment relief had resumed regular payments by the end of the fourth quarter.
- Industries most heavily affected by COVID restrictions are actively monitored by the Bank's internal Loan Review function; this has resulted in several proactive risk rating downgrades and subsequent increases to the level of non-performing and classified assets.
- Prior to recent risk rating downgrades non-performing and classified assets had been trending downward in each of the last two years.



Classified Assets/ Capital (1)
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.87%
13.49%
11.11%
12.73%
2017 Q4
2018 Q4
2019 Q4
2020 Q4
Tier 1 Capital + ACL (000s)
Classified Asset Ratio



NPAs/ Loans + OREO
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.48%
1.23%
1.08%
1.25%
2017 Q4
2018 Q4
2019 Q4
2020 Q4
Loans + OREO (000s)
NPAs/ Loans + OREO



NCOs/ Average Loans
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
0.06%
0.05%
0.04%
0.03%
0.02%
0.01%
0.00%
0.01%
0.05%
0.03%
0.05%
2017 Q4
2018 Q4
2019 Q4
2020 Q4
Average Loans (000s)
NCOs/Average Loans

(1) Tier 1 Capital + Allowance for Credit Losses

Allowance for Credit Losses – Coverage Ratios

Old Second

ACL Adequacy

- Despite minimal losses in the recent years from loan charge-offs (net of recoveries), the adoption of CECL has allowed management to increase the Allowance for Credit Losses (ACL) considerably in anticipation of an economic downturn due to the COVID pandemic.
- Coverage levels are considered adequate given the expected economic forecast over the next twelve months and risk measures are within the Bank's risk tolerance.



ACL/ Total Loans (1)
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.08%
1.00%
1.02%
1.73%
2017 Q4
2018 Q4
2019 Q4
2020 Q4
Total Loans (000s)
Allowance/ Total Loans



ACL/ NPAs
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
72.77%
80.82%
94.90%
132.67%
2017 Q4
2018 Q4
2019 Q4
2020 Q4
NPAs (000s)
Allowance/ NPAs



ACL/ NPLs
$25,000
$20,000
$15,000
$10,000
$5,000
$0
160.00%
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
111.76%
116.31%
124.86%
146.91%
2017 Q4
2018 Q4
2019 Q4
2020 Q4
NPLs (000s)
Allowance/ NPLs

(1) PPP originations are excluded from loan totals